EXHIBIT 10.21
AMENDMENT NO. 2 TO LAND LEASE
          This Amendment No. 2 to Land Lease is made and entered into to be effective as of the 29 day of OCT. , 2004 by and between COLUMBUS REGIONAL AIRPORT AUTHORITY (the “Authority”) and AIRNET SYSTEMS, INC. (“AirNet” or “Tenant”).
Preliminary Statements
A.	The Authority and AirNet have previously entered into that certain Land Lease at Rickenbacker International Airport dated as of January 20, 2004 (the “Lease”).

B.	Authority and AirNet executed Amendment #1 to the Lease dated April 5, 2004, to (i) extend the time to complete construction of the Leasehold Improvements and (ii) to permit AirNet to construct a small portion of the Ramp.

B.	Consistent with the language found in Section I, Paragraph C. “Premises - Size”, of the Lease the Authority and AirNet now desire to amend the Lease to attach a survey identifying the entire Premise occupied by AirNet.
          Now, therefore, in consideration of the foregoing and other good and valuable consideration, the Authority and AirNet hereby covenant and agree as follows:
1.	The Lease is hereby amended by deleting Exhibit B and inserting the attached survey as Exhibit B.

2.	All references, calculations, obligations, and responsibilities in the Lease that are based on the size of the Premises will now reflect the actual size identified in the survey of 8.648 acres. This includes, but is not limited to: Rent calculations, Taxes and Assessments, Insurance coverage, and liability and indemnity references.

3.	The parties hereby ratify and confirm the Lease, as the same is modified and amended hereby, and agree to perform and observe all of their obligations and duties under the Lease, as the same is modified and amended hereby.

          IN WITNESS WHEREOF, the parties have caused this second Amendment to Lease to be executed by their duly authorized officers to be effective as of the date first above written, regardless of the actual date of execution by either party.
COLUMBUS REGIONAL AIRPORT AUTHORITY

By:	/s/ Elaine Roberts [CRAA Legal Seal]
Elaine Roberts, President and CEO

AIRNET SYSTEMS, INC.

By:	/s/ Ken Wright
Kendall Wright, V.P.
STATE OF OHIO
COUNTY OF FRANKLIN  SS:
     The foregoing instrument was acknowledged before me this 2nd day of Nov. , 2004 by Elaine Roberts, President and CEO of the Columbus Regional Airport Authority, on behalf of the Authority.

/s/ Laura J. Morgan

Notary Public
[Notary Seal]	LAURA J. MORGAN
Notary Public, State of Ohio
My commission expires 9-15-2009
STATE OF OHIO
COUNTY OF FRANKLIN  SS:
     The foregoing instrument was acknowledged before me this 29th day of Oct. , 2004 by Kendall Wright, V.P. of AirNet Systems, Inc., an Ohio corporation, on behalf of the corporation.

/s/ Ann Mancuso

Notary Public
[Notary Seal]	ANN MANCUSO
Notary Public, State of Ohio
My Commission Expires
8/30/06

Exhibit B — Survey
DESCRIPTION OF 8.648 ACRES
(LEASE AREA AT RICKENBACKER)
     Situate in the State of Ohio, County of Franklin, Township of Hamilton, Section 1, Township 3, Range 22, of the Congress Lands, and being part of 2995.065 acre (Tract 1) as conveyed to Columbus Municipal Airport Authority by deed of record in Instrument Number 200301020000768, and part of a 255.289 acre (Tract 11) as conveyed to Columbus Regional Airport Authority n by deed of record in Instrument Number 20041210015232, all records of the Recorder’s Office, Franklin County, Ohio and being more particularly described as follows:
Begin for reference at an iron pin found in a common line between said 2995.065 acre and 255.289 acre tracts at the intersection with the southerly right-of-way line of Port Road (fka Curtis Lemay Avenue) as designated and delineated on “Dedication of Curtis Lemay Avenue and Alum Creek Drive” of record in Plat Book 76, Page 46;
Thence South 86°09’45” West, a distance of 337.61 feet, along the southerly right-of-way line of said Port Road to a point;
Thence South 03°50’15” West, a distance of 907.18 feet, on, over and across said 2995.065 acre and 255.289 acre tracts to the Point of True Beginning for the herein described tract:
Thence the following nine (9) courses and distances on, over and across the said 2995.065 acre and 255.289 acre tracts:
1.	South 44°25’19” East, a distance of 122.36 feet, to an iron pin set;

2.	South 84°10’59” East, a distance of 34.00 feet, to an iron pin set;

3.	North 45°34’41” East, a distance of 101.68 feet, to an iron pin set;

4.	South 44°25’19” East, a distance of 478.28 feet, to an iron pin set;

5.	South 03°42’17” West, a distance of 434.99 feet, to an iron pin set;

6.	South 45°34’41” West, a distance of 140.07 feet, to an iron pin set;

7.	North 44°25’19” West, a distance of 976.73 feet, to an iron pin set;

8.	North 45°34’41” East, a distance of 205.00 feet, to an iron pin set;

9.	North 69°18’50” East, a distance of 148.08 feet, to the Point of True Beginning, containing 8.648 acres, more or less, (6.310 acres out of the 2995.065 acre Tract 1)

Exhibit B — Survey
and (2.338 acres out of the 255.289 acre Tract 11), being subject to easements, restrictions and rights-of-way of record.
The bearings in the above description are based on the grid bearing of South 86° 13’ 48” East, between Franklin County Geodetic Survey Monument Number 9958 and Franklin County Geodetic Survey Monument Number 9962.
All iron pin set are 3/4 inch iron pipes, 30 inches in length with a yellow cap bearing the name “R. D. Zande”.

R.D. ZANDE & ASSOCIATES, INC.
STATE OF OHIO (SEAL) MARK ALAN SMITH S-8232 REGISTERED PROFESSIONAL SURVEYOR
/s/ Mark Alan Smith

Mark Alan Smith Date
Professional Surveyor No. S-8232 10/19/04

Exhibit B — Survey
[Graphic of Survey Identifying Premise occupied by AirNet Systems, Inc.]